GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS	6 Months Ended
Jun. 30, 2019
Gain (Loss) on Disposition of Assets [Abstract]
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS
GAIN ON SALE OF ASSETS AND TERMINATION OF CHARTERS

No vessels were sold or charters terminated during the six months ended June 30, 2019.

In February 2018, the VLCC Front Circassia, which was accounted for as a direct financing lease asset, was sold to an unrelated third party. A loss of $1.4 million was recorded on the disposal, the proceeds of which included $17.9 million gross sales proceeds and compensation in the form of a loan note of $4.4 million at fair value was received for the early termination of the charter (see Note 15: Related party transactions).

In May 2018, the container vessel SFL Avon, which was accounted for as an operating lease asset, was sold to an unrelated third party. Gross proceeds of $12.7 million were received on the sale, resulting in a loss of $0.2 million on disposal.